EXHIBIT 99.2

CORPORATE PAYROLL, INC. – PAYROLL DIVISION

SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS OF CORPORATE PAYROLL INC. – PAYROLL DIVISION (A CARVE-OUT OF CORPORATE PAYROLL, INC.)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

CORPORATE PAYROLL INC.  – PAYROLL DIVISION
(A CARVE-OUT OF CORPORATE PAYROLL, INC.)

CONTENTS

Independent Auditors’ Report	1-2

Special Purpose Carve-Out Financial Statements

Balance Sheets	3
Statements of Operations	4
Statements of Invested Equity	5
Statements of Cash Flows	6

Notes to Special Purpose Carve-Out Financial Statements	7-11

INDEPENDENT AUDITORS’ REPORT

Board of Directors and Shareholders of
Corporate Payroll, Inc.

Report on the Financial Statements

We have audited the accompanying balance sheets of the special purpose combined carve-out financial statements of Corporate Payroll Inc. – Payroll Division as of December 31, 2016 and 2015, and the related statements of operations, invested equity and cash flows for the years then ended, and the related notes to the special purpose carve-out financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these special purpose carve-out financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these special purpose carve-out financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the special purpose carve-out financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the special purpose carve-out financial statements.  The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the special purpose carve-out financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the special purpose carve-out financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the special purpose carve-out financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the special purpose carve-out financial statements referred to above present fairly, in all material respects, the financial position of Corporate Payroll Inc. – Payroll Division as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As described in Note 2, Corporate Payroll Inc. – Payroll Division is not a stand-alone entity. The special purpose carve-out financial statements of Corporate Payroll Inc. – Payroll Division reflect the assets, liabilities, revenues and expenses directly attributable to Corporate Payroll Inc. – Payroll Division, as well as allocations of assets, liabilities, revenue and expenses deemed reasonable by management, to present the financial position, results of operations, changes in invested equity and cash flows of Corporate Payroll Inc. – Payroll Division on a stand-alone basis and do not necessarily reflect the financial position, results of operations, changes in invested equity and cash flows of Corporate Payroll Inc. – Payroll Division in the future or what they would have been had Corporate Payroll Inc. – Payroll Division been a separate, stand-alone entity during the periods presented.

Irvine, CA
March 17, 2017

CORPORATE PAYROLL - PAYROLL DIVISION
(A CARVE-OUT OF CORPORATE PAYROLL, INC.)
BALANCE SHEETS
DECEMBER 31, 2016 AND 2015

	2016	2015

Assets

Current Assets
Cash	$125,525	$141,260
Prepaid expenses and other current assets	10,717	4,857
Funds held for clients	2,808,783	4,965,495

Total Current Assets	2,945,025	5,111,612

Intangible Assets, Net	--	13,200

Total Assets	$2,945,025	$5,124,812

Liabilities and Invested Equity

Current Liabilities
Accounts payable	$55,977	$38,483
Accrued expenses and other current liabilities	--	35,938
Client fund obligations	2,736,000	4,802,000

Total Current Liabilities	2,791,977	4,876,421

Invested Equity	153,048	248,391

Total Liabilities and Invested Equity	$2,945,025	$5,124,812

CORPORATE PAYROLL - PAYROLL DIVISION
(A CARVE-OUT OF CORPORATE PAYROLL, INC.)
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	2016	2015

Revenues	$1,622,983	$2,020,264

Operating Expenses
Employee compensation and benefits	925,259	1,151,508
Computer software	594,150	712,856
Other operating expenses	463,324	488,603

Total Operating Expenses	1,982,733	2,352,967

Operating Loss	(359,750)	(332,703)

Other Income	--	(24,000)

Net Loss	$(359,750)	$(308,703)

CORPORATE PAYROLL - PAYROLL DIVISION
(A CARVE-OUT OF CORPORATE PAYROLL, INC.)
STATEMENTS OF INVESTED EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	2016	2015

Balance - January 1	$248,391	$172,690

Net loss	(359,750)	(308,703)

Contributions from Corporate Plan, Inc., net	264,407	384,404

Balance - December 31	$153,048	$248,391

CORPORATE PAYROLL - PAYROLL DIVISION
(A CARVE-OUT OF CORPORATE PAYROLL, INC.)

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	2016	2015

Cash Flows From Operating Activities
Net loss	$(359,750)	$(308,703)
Adjustments to reconcile net loss to net cash
used in operating activities:
Amortization expense	13,200	26,400
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(5,860)	(3,445)
Accounts payable	17,494	(7,234)
Accrued expenses and other current liabilities	(35,938)	(26,779)

Total Adjustments	(11,104)	(11,058)

Net Cash Used in Operating Activities	(370,854)	(319,761)

Cash Flows From Investing Activities
Net change in funds held for clients	2,156,712	88,152

Net Cash Provided by Investing Activities	2,156,712	88,152

Cash Flows From Financing Activities
Contributions from Corporate Plan, Inc., net	264,407	384,404
Net change in client fund obligations	(2,066,000)	(88,000)

Net Cash (Used in) Provided by Financing Activities	(1,801,593)	296,404

Net (Decrease) Increase in Cash	(15,735)	64,795

Cash - Beginning	141,260	76,465

Cash - Ending	$125,525	$141,260

CORPORATE PAYROLL INC. – PAYROLL DIVISION
(A CARVE-OUT OF CORPORATE PAYROLL, INC.)

NOTES TO SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 1 - Description of Business

Corporate Payroll, Inc. (the “Company”) was founded in 2004 and is headquartered in Solon, Ohio. The Company is a payroll processing company and also provides automated timekeeping services and other ancillary human capital reporting services. The Company became a wholly owned subsidiary of Corporate Plans, Inc. in 2012.

In January 2017, the Company entered into an asset purchase agreement with Asure Software, Inc. (“Asure”), pursuant to which the Company sold substantially all the assets of the Company relating to its payroll service bureau business, hereinafter referred to as the Corporate Payroll Inc. – Payroll Division (the “Payroll Division”).

The accompanying special purpose financial statements represent the financial position, results of operations, changes in invested equity and cash flows of the Payroll Division. Within these financial statements “we”, “us” and “our” refers to the Payroll Division, and “other units” refers to all other business divisions of Corporate Plans, Inc.

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation

The accompanying special purpose carve-out financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Payroll Division is an integrated business of the Company that operates in a single business segment and is not a stand-alone entity. The financial statements of the Payroll Division reflect the assets, liabilities, revenue and expenses directly attributable to the Payroll Division, as well as allocations of assets, liabilities, revenue and expenses deemed reasonable by management, to present the financial position, results of operations, changes in invested equity and cash flows of the Payroll Division on a stand-alone basis. The allocation methodologies have been described within the notes to the financial statements where appropriate, and management considers the allocations to be reasonable. The financial information included herein may not necessarily reflect the financial position, results of operations, changes in invested equity and cash flows of the Payroll Division in the future or what they would have been had the Payroll Division been a separate, stand-alone entity during the periods presented.

CORPORATE PAYROLL INC. – PAYROLL DIVISION
(A CARVE-OUT OF CORPORATE PAYROLL, INC.)

NOTES TO SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 2 - Summary of Significant Accounting Policies (continued)

Use of Accounting Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the financial statements and the reported amounts of revenue and expenses during the reported periods. The most significant estimates relate to income taxes as well as allocations of assets, liabilities, revenue and expenses. Actual results could differ from the estimates included in the accompanying financial statements.

Cash Concentration

The Company maintains its cash balances in bank accounts with major financial institutions that, from time to time, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes cash balances are not exposed to significant credit risk.

Revenue Recognition

Revenues are primarily attributable to fees for providing payroll processing services. The Company enters into agreements for a fixed fee per transaction (e.g. number of payees or number of payrolls processed). Fees associated for services are recognized in the period services are rendered and earned under service agreements with clients where fees are fixed or determinable and collectability is reasonably assured.

Income Taxes

The Company and its stockholder have elected since inception to be taxed as an S Corporation. Under this election, the stockholder of the corporation is personally liable for federal and state income taxes arising from income, if any.

The Company evaluates any uncertain tax provisions in accordance with GAAP. The Company has elected to classify interest and penalties related to uncertain tax positions as a component of income tax expense. To date, the Company has not identified any uncertain tax positions and there have been no interest or penalties assessed or paid.

CORPORATE PAYROLL INC. – PAYROLL DIVISION
(A CARVE-OUT OF CORPORATE PAYROLL, INC.)

NOTES TO SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 3 - Funds Held for Clients and Client Fund Obligations

Funds held for clients represent assets that, based upon the Payroll Division’s intent, are restricted for use solely for the purposes of satisfying the obligations to remit funds relating to the Payroll Division’s payroll and payroll tax filling services, which are classified as client fund obligations on the balance sheets. Funds held for clients are held in demand deposit accounts at major financial institutions and are classified as a current asset on the balance sheets since these funds are held solely for the purposes of satisfying the client fund obligations.

Client fund obligations represent the Payroll Division’s contractual obligations to remit funds to satisfy clients’ payroll and tax payment obligations and are recorded on the balance sheets at the time that the Payroll Division impounds funds from clients. The Payroll Division has reported client fund obligations as a current liability on the balance sheets since these are repayable within one year.

Note 4 - Intangible Assets

Intangible assets consist of the following at December 31:

	2016	2015
Customer relationship	$--	$132,000
Accumulated amortization	--	(118,800)

Intangible Assets, Net	$--	$13,200

Amortization expense amounted to $13,200 and $26,400 for the years ended December 31, 2016 and 2015.

Note 5 - Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities consist of the following at December 31:

	2016	2015
Accrued payroll taxes	$--	$20,813
Sales tax payable	--	15,125

Accrued Expenses and Other Current Liabilities	$--	$35,938

CORPORATE PAYROLL INC. – PAYROLL DIVISION
(A CARVE-OUT OF CORPORATE PAYROLL, INC.)

NOTES TO SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 6 - Related Party Transactions

Corporate Plans, Inc. leases its corporate headquarters from MGAC Property, Ltd., a related party, and allocates a portion of the rent payments to the Payroll Division. MGAC Property, Ltd. is a related party through common ownership. The lease term expires in 2038. The rent payments consist of base rent equal to the monthly principal and interest payments associated with the underlying mortgage on the property, plus sales tax on the entire amount, and additional payments towards operating expenses including repairs, maintenance, utilities and property taxes.

Corporate Plans, Inc. allocates a portion of the rent to the Payroll Division, based on the relative revenue for each unit of Corporate Plans, Inc. in each year

Rent expense amounted to $73,358 and $73,424 for the years ended December 31, 2016 and 2015, respectively.

Note 7 - Invested Equity

Overview

Corporate Plans, Inc. provides certain management and administrative services to each of its business units. The costs for such services transferred to the Payroll Division are reflected in appropriate categories in the accompanying statements of operations for the years ended December 31, 2016 and 2015. Additionally, Corporate Plans, Inc. performs cash management functions on behalf of the Payroll Division. A portion of Payroll Division’s cash needs are managed by Corporate Plans, Inc. on a daily basis. As a result, all of the charges and cost allocations to the Payroll Division covered by the centralized cash management functions were deemed to have been paid by us to Corporate Plans, Inc. during the period in which the costs were recorded in the financial statements. In addition, all of the cash receipts on behalf of other units were deemed to have been paid by us to Corporate Plans, Inc., as they were received. The excess of cash receipts over charges and cash allocation and vice versa is reflected as net contribution from and net distribution to Corporate Plans, Inc., respectively in the statements of invested equity and cash flows.

CORPORATE PAYROLL INC. – PAYROLL DIVISION
(A CARVE-OUT OF CORPORATE PAYROLL, INC.)

NOTES TO SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 7 - Invested Equity (continued)

Net Contributions from Corporate Plans, Inc.

The significant components of net contributions from Corporate Plans, Inc. for the years ended December 31, 2016 and 2015, were as follows:

	2016	2015
Customer payments and other cash receipts	$66,697	$138,154
Allocation of expenses	105,111	134,574
Accounts payable and other payments	92,599	111,676

Net Contributions From Corporate Plans, Inc.	$264,407	$384,404

The net contributions from Corporate Plans, Inc. are generally recorded based on actual costs incurred, without a markup. The basis of allocation for items described above, is as follows:

Customer payments and other cash receipts: As indicated above, to the extent payments for other units are received by the Payroll Division, such amounts are applied to the corresponding customer accounts receivable and are reflected as cash contribution from Corporate Plans, Inc.

Allocation of expenses: Corporate Plans, Inc. administers and incurs the costs associated with certain functions on a centralized basis, including administrative payroll and related tax and benefits processing and rent. Payroll and related taxes have been allocated based on actual time spent by the administrative personnel in other units. All other costs, including rent have been allocated based on the relative revenue for each unit in each year.

Accounts payable and other payments: A portion of the Payroll Division’s cash disbursements for trade and other accounts payable and accrued expenses, are funded centrally by Corporate Plans, Inc. Such transactions processed for trade and other accounts payable and accrued expenses associated with the Payroll Division are reflected as cash contribution from Corporate Plans, Inc.

Note 8 - Subsequent Events

The Payroll Division evaluated subsequent events through March 17, 2017, the date these financial statements were issued.  Except for the matter disclosed in Note 1, there were no material subsequent events that required recognition or additional disclosure in the accompanying financial statements.